UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  MARCH 22, 2004

                         COMMISSION FILE NO.:  000-50229

                             COUNTRYSIDE REVIEW INC.
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     NEVADA                                    N/A
---------------------------------------------  ---------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION) (IRS EMPLOYER IDENTIFICATION NO.)


        7225 BLENHEIM STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6N 1S2
      ---------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


                                 (604) 899-1533
                          ----------------------------
                            (ISSUER TELEPHONE NUMBER)


                          ----------------------------
                            (FORMER NAME AND ADDRESS)

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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

     On March 22, 2004, Massimiliano Pozzoni acquired an aggregate of 4,000,000 shares of Common Stock of Countryside Review Inc. (the "Company") in exchange for $500,000 pursuant to three Stock Purchase Agreements with the following people: Doug Berry, Bernadette Berry and Lisa Zumpano. On the next day, Mr. Pozzoni returned 1,000,000 shares of the Common Stock to the Company, which shares were subsequently cancelled, returned to treasury and then retired and restored to the status of authorized and unissued. As a result of these transactions, control of the Company shifted to Mr. Pozzoni who owns 3,000,000 shares (or 33.3%) of Common Stock of the Company.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits:

None.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Countryside Review Inc.

March 25, 2004


/s/ Doug Berry
----------------------------
Doug Berry
President

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